American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	June 30
ASSETS	2009	2008

Cash and due from banks	$13,905	$20,082
Interest-bearing deposits in other banks	26,879	8,265

Securities available for sale, at fair value	144,706	136,632
Securities held to maturity	6,712	9,828
Total securities	151,418	146,460

Loans held for sale	10,408	2,200

Loans, net of unearned income	557,042	568,830
Less allowance for loan losses	(7,934)	(7,932)
Net Loans	549,108	560,898

Premises and equipment, net	18,912	13,230
Other real estate owned	4,033	558
Goodwill	22,468	22,468
Core deposit intangibles, net	1,886	2,264
Accrued interest receivable and other assets	12,466	14,270

Total assets	$811,483	$790,695

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$101,449	$98,005
Demand deposits -- interest-bearing	91,424	105,809
Money market deposits	81,306	52,772
Savings deposits	62,768	61,469
Time deposits	278,284	251,189
Total deposits	615,231	569,244

Short-term borrowings:
Customer repurchase agreements	59,437	57,973
Other short-term borrowings	-	23,625
Long-term borrowings	8,712	13,863
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	4,866	3,475
Total liabilities	708,865	688,799

Shareholders' equity:
Common stock, $1 par, 10,000,000 shares authorized,
6,100,330 shares outstanding at June 30, 2009 and
6,097,862 shares outstanding at June 30, 2008	6,100	6,098
Capital in excess of par value	26,772	26,463
Retained earnings	70,682	70,233
Accumulated other comprehensive income (loss), net	(936)	(898)
Total shareholders' equity	102,618	101,896

Total liabilities and shareholders' equity	$811,483	$790,695

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Six Months Ended
	June 30		June 30
	2009	2008	2009	2008
Interest and Dividend Income:
Interest and fees on loans	$7,917	$8,987	$15,951	$18,431
Interest and dividends on securities:
Taxable	1,233	1,234	2,353	2,465
Tax-exempt	416	420	802	852
Dividends	21	73	43	150
Other interest income	103	74	191	150
Total interest and dividend income	9,690	10,788	19,340	22,048

Interest Expense:
Interest on deposits	2,180	3,116	4,707	6,698
Interest on short-term borrowings	177	427	413	911
Interest on long-term borrowings	80	171	211	297
Interest on trust preferred capital notes	344	344	687	687
Total interest expense	2,781	4,058	6,018	8,593

Net Interest Income	6,909	6,730	13,322	13,455
Provision for loan losses	492	600	842	740

Net Interest Income After Provision
for Loan Losses	6,417	6,130	12,480	12,715

Noninterest Income:
Trust fees	767	916	1,525	1,796
Service charges on deposit accounts	511	601	1,013	1,166
Other fees and commissions	251	226	493	429
Mortgage banking income	568	200	854	395
Brokerage fees	73	101	130	244
Securities gains (losses), net	1	(138)	1	(108)
Impairment of securities	-	(255)	-	(255)
Net loss on foreclosed real estate	(43)	-	(1,222)	(7)
Other	125	190	193	316
Total noninterest income	2,253	1,841	2,987	3,976

Noninterest Expense:
Salaries	2,732	2,481	5,263	4,950
Employee benefits	832	777	1,645	1,524
Occupancy and equipment	719	1,210	1,470	1,436
FDIC assessment	564	24	781	41
Bank franchise tax	160	173	323	350
Core deposit intangible amortization	95	95	189	189
Other	1,219	883	2,525	2,602
Total noninterest expense	6,321	5,643	12,196	11,092

Income Before Income Taxes	2,349	2,328	3,271	5,599
Income Taxes	643	519	797	1,485
Net Income	$1,706	$1,809	$2,474	$4,114

Net Income Per Common Share:
Basic	$0.28	$0.30	$0.41	$0.67
Diluted	$0.28	$0.30	$0.41	$0.67
Average Common Shares Outstanding:
Basic	6,096,034	6,098,184	6,089,055	6,103,008
Diluted	6,097,047	6,108,536	6,091,291	6,114,911

American National Bankshares Inc. and Subsidiaries
Financial Highlights
(In thousands, except share, ratio and nonfinancial data, unaudited)

	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2009	2009	2008	2009	2008

EARNINGS
Interest income	$9,690	$9,650	$10,788	$19,340	$22,048
Interest expense	2,781	3,237	4,058	6,018	8,593
Net interest income	6,909	6,413	6,730	13,322	13,455
Provision for loan losses	492	350	600	842	740
Noninterest income	2,253	734	1,841	2,987	3,976
Noninterest expense	6,321	5,875	5,643	12,196	11,092
Income taxes	643	154	519	797	1,485
Net income	1,706	768	1,809	2,474	4,114

PER COMMON SHARE
Earnings per share - basic	$0.28	$0.13	$0.30	$0.41	$0.67
Earnings per share - diluted	0.28	0.13	0.30	0.41	0.67
Cash dividends declared	0.23	0.23	0.23	0.46	0.46
Book value per share	16.82	16.76	16.71	16.82	16.71
Book value per share - tangible (a)	12.83	12.74	12.65	12.83	12.65
Closing market price	19.25	15.60	18.25	19.25	18.25

FINANCIAL RATIOS
Return on average assets	0.84%	0.38%	0.92%	0.61%	1.05%
Return on average equity	6.63	2.99	7.06	4.81	8.03
Return on average tangible equity (b)	9.40	4.32	9.69	6.86	10.96
Average equity to average assets	12.66	12.80	12.99	12.73	13.05
Net interest margin, taxable equivalent	3.84	3.57	3.83	3.72	3.86
Efficiency ratio	66.98	68.77	61.40	67.83	60.75
Effective tax rate	27.37	16.70	22.29	24.37	26.52

PERIOD-END BALANCES
Securities	$151,418	$174,792	$146,460	$151,418	$146,460
Loans held for sale	10,408	2,782	2,200	10,408	2,200
Loans, net of unearned income	557,042	569,003	568,830	557,042	568,830
Goodwill and other intangibles	24,354	24,449	24,732	24,354	24,732
Assets	811,483	829,478	790,695	811,483	790,695
Assets - tangible (a)	787,129	805,029	765,963	787,129	765,963
Deposits	615,231	615,888	569,244	615,231	569,244
Customer repurchase agreements	59,437	60,678	57,973	59,437	57,973
Other short-term borrowings	-	12,440	23,625	-
Long-term borrowings	29,331	34,369	34,482	29,331	58,107
Shareholders' equity	102,618	101,915	101,896	102,618	101,896
Shareholders' equity - tangible (a)	78,264	77,466	77,164	78,264	77,164

AVERAGE BALANCES
Securities	$147,576	$138,067	$150,247	$142,847	$150,973
Loans held for sale	7,787	2,996	2,206	5,405	1,910
Loans, net of unearned income	562,654	570,342	564,769	566,476	559,370
Interest-earning assets	744,899	741,631	725,789	739,965	721,741
Goodwill and other intangibles	24,406	24,507	24,785	24,456	24,825
Assets	812,404	803,206	789,412	808,071	784,772
Assets - tangible (a)	787,998	778,699	764,627	783,615	759,947
Interest-bearing deposits	513,876	510,821	476,207	512,357	481,203
Deposits	612,134	604,002	576,167	608,105	579,789
Customer repurchase agreements	60,876	56,051	53,535	58,477	54,079
Other short-term borrowings	1,553	2,071	14,765	1,811	8,928
Long-term borrowings	30,460	34,398	37,247	32,418	34,013
Shareholders' equity	102,862	102,845	102,511	102,854	102,410
Shareholders' equity - tangible (a)	78,456	78,338	77,726	78,398	77,585

CAPITAL
Average shares outstanding - basic	6,096,034	6,081,998	6,098,184	6,089,055	6,103,008
Average shares outstanding - diluted	6,097,047	6,085,457	6,108,536	6,091,291	6,114,911
Shares repurchased	-	7,600	2,400	7,600	31,200
Average price of shares repurchased	$-	$15.92	$21.43	$15.92	$20.85

American National Bankshares Inc. and Subsidiaries
Financial Highlights
(In thousands, except share, ratio and nonfinancial data, unaudited)

	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2009	2009	2008	2009	2008

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,836	$7,824	$7,425	$7,824	$7,395
Provision for loan losses	492	350	600	842	740
Charge-offs	(422)	(376)	(203)	(798)	(373)
Recoveries	28	38	110	66	170
Ending balance	$7,934	$7,836	$7,932	$7,934	$7,932

LOANS
Construction and land development	$50,930	$53,579	$66,740	$50,930	$66,740
Commercial real estate	210,832	213,508	201,102	210,832	201,102
Residential real estate	128,835	134,510	140,024	128,835	140,024
Home equity	61,818	61,459	52,773	61,818	52,773
Commercial and industrial	96,978	97,259	99,603	96,978	99,603
Consumer	7,649	8,688	8,588	7,649	8,588
Total	$557,042	$569,003	$568,830	$557,042	$568,830

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$-	$-	$172	$-	$172
Nonaccrual	2,745	2,821	6,216	2,745	6,216
Foreclosed real estate	4,033	3,345	558	4,033	558
Nonperforming assets	$6,778	$6,166	$6,946	$6,778	$6,946

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	0.28%	0.24%	0.07%	0.26%	0.07%
Nonperforming assets to total assets	0.84	0.74	0.88	0.84	0.88
Nonperforming loans to total loans	0.49	0.50	1.12	0.49	1.12
Allowance for loan losses to total loans	1.42	1.38	1.39	1.42	1.39
Allowance for loan losses to
nonperforming loans	289.03	277.77	124.17	289.03	124.17

OTHER DATA
Fiduciary assets at period-end (c)	$333,754	$305,129	$377,008	$333,754	$377,008
Retail brokerage assets at period-end (c)	$89,016	$82,554	$94,472	$89,016	$94,472
Number full time-time equivalent employees (d)	255	258	261	255	261
Number of full service offices	19	20	20	19	20
Number of loan production offices	2	2	1	2	1
Number of ATM's	24	23	23	24	23

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter
N/A - Percentage change is not applicable or not meaningful

Net Interest Income Analysis
For the Three Months Ended June 30, 2009 and 2008
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2009	2008	2009	2008	2009	2008
Loans:
Commercial	$91,701	$90,648	$1,100	$1,342	4.80%	5.92%
Real estate	470,859	467,424	6,669	7,468	5.67	6.39
Consumer	7,881	8,903	175	197	8.88	8.85
Total loans	570,441	566,975	7,944	9,007	5.57	6.35

Securities:
Federal agencies	46,225	45,708	525	551	4.54	4.82
Mortgage-backed & CMO's	41,382	50,357	550	642	5.32	5.10
State and municipal	51,718	47,201	731	652	5.65	5.53
Other	8,251	6,981	72	90	3.49	5.16
Total securities	147,576	150,247	1,878	1,935	5.09	5.15

Deposits in other banks	26,882	8,567	103	74	1.53	3.46

Total interest-earning assets	744,899	725,789	9,925	11,016	5.33	6.07

Non-earning assets	67,505	63,623

Total assets	$812,404	$789,412

Deposits:
Demand	$92,447	$107,154	42	160	0.18	0.60
Money market	78,143	51,124	148	239	0.76	1.87
Savings	62,557	62,648	37	84	0.24	0.54
Time	280,729	255,281	1,953	2,633	2.78	4.13
Total deposits	513,876	476,207	2,180	3,116	1.70	2.62

Customer repurchase agreements	60,876	53,535	176	339	1.16	2.53
Other short-term borrowings	1,553	14,765	1	88	0.26	2.38
Long-term borrowings	30,460	37,247	424	515	5.57	5.53
Total interest-bearing
liabilities	606,765	581,754	2,781	4,058	1.83	2.79

Noninterest bearing
demand deposits	98,258	99,960
Other liabilities	4,519	5,187
Shareholders' equity	102,862	102,511
Total liabilities and
shareholders' equity	$812,404	$789,412

Interest rate spread					3.50%	3.28%
Net interest margin					3.84%	3.83%

Net interest income (taxable equivalent basis)			7,144	6,958
Less: Taxable equivalent adjustment			235	228
Net interest income			$6,909	$6,730

Net Interest Income Analysis
For the Six Months Ended June 30, 2009 and 2008
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2009	2008	2009	2008	2009	2008
Loans:
Commercial	$93,887	$88,140	$2,200	$2,796	4.69%	6.34%
Real estate	470,106	463,927	13,448	15,257	5.72	6.58
Consumer	7,888	9,213	353	414	8.95	8.99
Total loans	571,881	561,280	16,001	18,467	5.60	6.58

Securities:
Federal agencies	45,997	47,886	1,046	1,148	4.55	4.79
Mortgage-backed & CMO's	42,962	48,881	1,112	1,245	5.18	5.09
State and municipal	47,247	47,524	1,335	1,308	5.65	5.50
Other	6,641	6,682	105	189	3.16	5.66
Total securities	142,847	150,973	3,598	3,890	5.04	5.15

Deposits in other banks	25,237	9,488	191	150	1.51	3.16

Total interest-earning assets	739,965	721,741	19,790	22,507	5.35	6.24

Non-earning assets	68,106	63,031

Total assets	$808,071	$784,772

Deposits:
Demand	$102,397	$107,574	232	385	0.45	0.72
Money market	71,433	51,222	346	533	0.97	2.08
Savings	61,927	62,916	77	200	0.25	0.64
Time	276,600	259,491	4,052	5,580	2.93	4.30
Total deposits	512,357	481,203	4,707	6,698	1.84	2.78

Customer repurchase agreements	58,477	54,079	409	790	1.40	2.92
Other short-term borrowings	1,811	8,928	4	121	0.44	2.71
Long-term borrowings	32,418	34,013	898	984	5.54	5.79
Total interest-bearing
liabilities	605,063	578,223	6,018	8,593	1.99	2.97

Noninterest bearing
demand deposits	95,748	98,586
Other liabilities	4,406	5,553
Shareholders' equity	102,854	102,410
Total liabilities and
shareholders' equity	$808,071	$784,772

Interest rate spread					3.36%	3.27%
Net interest margin					3.72%	3.86%

Net interest income (taxable equivalent basis)			13,772	13,914
Less: Taxable equivalent adjustment			450	459
Net interest income			$13,322	$13,455